CERTIFICATION OF THE
                           PRINCIPAL EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William P. Williams, the Chairman, President, Chief Executive Officer of MedCom USA, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of MedCom USA, Inc. on Form 10KSB for the year ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10KSB fairly presents in all material respects the financial condition and results of operations of MedCom USA, Inc.

Date: September 28, 2006        /s/ William P. Williams
                                -----------------------
                                William P. Williams
                                Chairman, President and Chief Executive Officer
                                (Principle Executive Officer and Principle
                                Financial Officer)